UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California 94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Depomed, Inc. (the “Company”) held its annual meeting of shareholders on May 26, 2011 to consider and vote on the following proposals: (i) the election of directors until the next annual meeting of shareholders (Proposal 1); (ii) the ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 (Proposal 2); (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definite proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2011 (the “Proxy Statement”) (Proposal 3); and (iv) to indicate, on an advisory basis, the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers (Proposal 4).

Proposal 1:   The shareholders of Depomed elected seven directors to serve until the next annual meeting of shareholders.  The votes regarding the election of directors were as follows:

	Shares Voted For	Votes Withheld	Broker Non-Votes
Peter D. Staple	20,922,564	3,719,684	21,106,606
G. Steven Burrill	20,623,425	4,018,823	21,106,606
Karen A. Dawes	21,817,178	2,825,070	21,106,606
James A. Schoeneck	20,822,376	3,819,872	21,106,606
Craig R. Smith, M.D.	21,812,410	2,829,838	21,106,606
Julian N. Stern	21,666,733	2,975,515	21,106,606
David B. Zenoff, D.B.A.	21,815,210	2,827,038	21,106,606

Proposal 2:  The shareholders of Depomed approved the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 with the following votes:

For	45,437,111
Against	308,129
Abstain	3,614

Proposal 3:  The shareholders of Depomed approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	21,658,941
Against	2,753,384
Abstain	229,923
Broker Non-Votes	21,106,606

Proposal 4:  The shareholders of Depomed indicated, on an advisory basis,”1 Year” as the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers with the following votes:

1 Year	22,050,545
2 Years	150,048
3 Years	2,299,281
Abstain	142,374
Broker Non-Votes	21,106,606

Item 8.01. Other Events

On May 26, 2011, the Company amended its non-employee director compensation policy as set forth on Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1         Depomed, Inc. Non-employee Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: June 2, 2011	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel